                                                                    EXHIBIT 21.1

                         FLUOR CORPORATION SUBSIDIARIES

[Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

I  American Equipment Company, Inc.
     II  American Construction Equipment Company, Inc.
         III American Equipamentos do Brasil Ltda.(20)
         III AMECO Contractors Rentals, Inc.(16)
         III AMECO Holdings, Inc.
             IV  AMECO Caribbean, Inc.
             IV Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.(29) IV Ameco Mining Services S.R.L.(20)
             IV  Ameco Peru S.A.C.(20)
             IV  AMECO Project Services, Inc.
             IV  Ameco Pty Ltd.
             IV  Ameco Services S.R.L.(20)
             IV  Ameco Services, S. de R.L. de C.V.(21)
             IV  American Equipamentos do Brasil Ltda.(21)
             IV  Maquinaria Panamericana, S.A. de C.V.(21)
         III Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.(30)
         III Ameco Mining Services S.R.L.(21)
         III Ameco Services S.R.L.(21)
         III Maquinaria Panamericana, S.A. de C.V.(21)
         III Ameco Peru S.A.C.(21)
         III Shanghai GE Construction Equipment Engineering Co. Ltd.(18)
     II  Ameco Services, S. de R.L. de C.V.(20)
     II  AMECO Services Inc.
         III AMEC Equipment Leasing SARL
     II  J. W. Burress, Incorporated
     II  S & R Equipment Co., Inc.
     II  SMA Equipment Co., Inc.
         III Stith Equipment Co., Inc.
     II  SMA Information Systems Inc.
I  Fluor Constructors International, Inc.
     II  Fluor Constructors Canada Ltd.
     II  Fluor Constructors Indonesia, Inc.
     II  Fluor Management and Technical Services, Inc.
I  Fluor Enterprises, Inc.
     II  ADP Marshall, Inc.
         III  ADP/FD of Nevada, Inc.
         III  ADP Marshall Contractors, Inc.
         III  ADP Marshall Limited
         III  ADPM, L.L.C.
     II  Apex Coal Company
     II  Caribbean Thermal Electric, LLC

     II Cooper Bridge Constructors Limited Liability Company (19) II Claiborne Fuels, Inc.
     II  Daniel International Corporation
         III  Daniel Navarra, S.A.
         III  Fluor Daniel Engineering, Inc.
     II  Duke/Fluor Daniel
     II  Efdee Connecticut Architects, Inc.
     II  Efdee Engineering Corporation
     II Edfee Mississippi Architects, A Professional Corporation II Efdee New York Engineers & Architects P.C.
     II  Enceee Architecture Services, P.C.
     II  eTech Solutions, Inc.
     II  Evergreen Equipment and Personnel Leasing, Inc.
     II  FD Architects & Engineers Corporation
     II  FD Mexico, Inc.
     II  FDCM of Mississippi, Inc.
     II  FDEE Consulting, Inc.
     II  FDHM, Inc.
     II  FD/MK Limited Liability Company(3)
     II  Fluor Abadan Limited
     II  Fluor A&E Services, Inc.
     II  Fluor Alaska, Inc.
     II  Fluor Ames Kraemer, LLC .(2)
     II  Fluor Atlantic Limited
     II  Fluor Australia Pty Ltd
         III  Civil and Mechanical Maintenance Pty. Ltd.
         III  Fluor Daniel Constructors Pty. Ltd.
         III  Fluor Daniel Diversified Plant Services Pty Ltd
              IV  Fluor Daniel Gas Services Pty Ltd
              IV  Fluor Daniel Process Plant Services Pty Ltd
              IV  Maritime Maintenance Services Pty Ltd
         III  Fluor Daniel (Qld) Pty. Ltd.
         III  Karratha Engineering Services Pty Ltd
         III  Signet Holdings Pty Ltd
              IV  PT Signet Indonesia(15)
              IV  Signet Engineering Pty Ltd
                  V  Signet Ingenieria S.A.(21).
                     VI Constructora Lequena S.A.
              IV  Signet Ingenieria S.A.(20)
              IV  Signet International Holdings Pty. Ltd.
              IV  Tengis Design Services Pty Ltd
              IV  Westquip Australia Pty Ltd
         III  TRS Staffing Solutions (Australia) Pty Ltd
              IV  AmBit Technology Pty Ltd.
     II  Fluor Canada Ltd.
         III  Fluor Daniel International Services Inc.(14)
         III  Fluor Daniel Wright Ltd.
              IV  Wright Engineers (Chile) Limitada
              IV  Wright Engineers Limitada Peru
         III  TRS Staffing Solutions (Canada) Inc.

     II  Fluor Chile, Inc.
         III  Ameco Chile S.A.(20)
         III Fluor Daniel Chile Ingenieria y Construccion S.A.(20) III Ingenieria y Construcciones Fluor Daniel Chile Limitada
     II  Fluor Colombia Limited
     II  Fluor Continental Limited
     II  Fluor Daniel, a Professional Architecture Corporation
     II  Fluor Daniel Alumatech, Inc.
     II  Fluor Daniel America, Ltda.
     II  Fluor Daniel Brasil Engenharia e Servicos Ltda.
     II  Fluor Daniel Caribbean, Inc.
         III  DMIS, Inc.
         III  Fluor Daniel Export Services, Inc.
         III  Fluor Daniel International (Malaysia) Sdn. Bhd.
         III  Fluor Daniel Maintenance Services, Inc.
         III  Fluor Daniel Services Corporation
         III  Fluor Facility & Plant Services, Inc.
     II  Fluor Daniel China, Inc.
     II  Fluor Daniel China Services, Inc.
     II  Fluor Daniel China Technology, Inc.
     II  Fluor Daniel Coal Services International, Inc.
         III  Duke/Fluor Daniel International(22)
              IV  D/FD Foreign Sales Corporation(23)
         III  Duke/Fluor Daniel LLC(22)
         III  Duke/Fluor Daniel Pty Ltd.(22)
     II  Fluor Daniel Construction Company
     II  Fluor Daniel Development Corporation
         III  Crown Energy Company
         III  Fluor Daniel Modesto, Inc.
              IV  Wilmore/Fluor Modesto LLC(5)
         III  Fluor Daniel Temecula, Inc.
         III  Fluor Daniel Tempe, Inc.
              IV  Fluor Daniel Ada, Inc. (5)
         III  Gloucester Limited, Inc.
         III  Gloucester Limited II, Inc.
         III  Tarrant Energy, Inc.
     II  Fluor Daniel Eastern, Inc.
         III  P.T. Fluor Daniel Indonesia(17)
              IV  PT. AMECO Servicindo(17)
     II  Fluor Daniel Energy Investments, Inc.
     II  Fluor Daniel Engineers & Constructors, Inc.
         III Fluor Daniel Project Consultants (Shenzhen) Co., Ltd. III Davy Kinhill Fluor Daniel (PNG) Pty Ltd. (25)
     II  Fluor Daniel Engineers & Constructors, Ltd.
         III  Fluor Daniel Korea Ltd.
     II  Fluor Daniel Engineers & Consultants Ltd.
         III  Fluor Daniel India Private Limited(17)
     II  Fluor Daniel Environmental Strategies, Inc.
     II  Fluor Daniel Espana, S.A.
         III  Daniel International (Saudi Arabia) Ltd.
         III  Fluor Arabia Limited(5)
     II  Fluor Daniel Eurasia, Inc.

     II  Fluor Daniel Europe B.V.
         III  ASI Advanced Solutions International BV(34)
              IV  ASI Consulting UK Limited
              IV  ASI International Services Ltd
              IV  ASI Scandanavia Avant(5)
              IV  Chemgineering Holding Company GmbH(7)
                  V  ASI GmbH
                  V  ASI Technologies Ltd.
                  V  Chemgineering AG
                  V  Chemgineering GmbH
                  V  Chemgineering Planung GmbH
                  V  SCInformatik AG
              IV  ODI Inc. (5)
              IV  TA Group Limited
                  V  Business Systems Mapping Limited
                  V  RTP Software Ltd.
                  V  TA Consultancy Services Ltd.
                  V  TA Group Trustees Ltd.
                  V  Team-Sel International Ltd.
                     VI  Spel Manpower Services Ltd.
                     VI  TA Engineering Services Ltd.
                     VI  TA Engineering Services (Tunisia) Ltd.
                     VI  Team-Sel Engineering Ltd.
                     VI  Team-Sel Technology Ltd.
                  V  Technical Audit Ltd.
         III  Fluor Daniel Belgium, N.V.
         III  Fluor Daniel B.V.
              IV  Fluor Daniel Consultants B.V.
              IV Fluor Daniel Engineering and Construction Services Limited IV Fluor Daniel Technology B.V.
              IV  International Refinery Contractors C.V. (4)
              IV  International Refinery Contractors B.V. (5)
              IV  Prochem S.A. (6)
              IV  TRS Staffing Solutions B.V.
         III  Fluor Daniel E&C LLC(20)
         III  Fluor Daniel Eastern Services B.V.
         III  Fluor Daniel, S.A. (28)
         III  Prosynchem Sp.z.o.o(26)
     II  Fluor Daniel Florida Rail, Inc.
     II  Fluor Daniel Global Limited
         III  Fluor Daniel Global Contracting Limited
         III  Fluor Daniel Global Placement Limited
         III  Fluor Daniel Global Placement Services Limited
         III  Fluor Daniel Global Services Limited
         III  Fluor Daniel Global Support Services Limited
         III  Fluor Daniel Global TRS Limited
         III  Fluor Daniel Global TRS Services Limited
     II  Fluor Daniel GmbH
     II  Fluor Enterprises Group, Inc.

     II  Fluor Daniel Holdings, Inc.
         III  Fluor Daniel Global Services Private Limited
     II  Fluor Daniel Illinois, Inc.
         III  Duke/Fluor Daniel(22)
              IV  D/FD Enterprises, LLC
              IV  D/FD Equipment Company LLC
              IV  D/FD Kentucky Mountain Power, LLC
              IV  D/FD Ventures, LLC
              IV  DFD Operating Plant Services, LLC
              IV  DFD Plant Services, LLC
     II  Fluor Daniel, Inc. - Philippines
     II  Fluor Daniel India, Inc.
     II  Fluor Daniel Intercontinental, Inc.
         III  Dominican Republic Combined Cycle, LLC
         III  Fluor Daniel Nigeria Limited(13)
         III  Grupo Alvica SCS (17)
     II  Fluor Daniel International Services Inc.(15)
     II  Fluor Daniel Ireland Limited
         III  Fluor Daniel - E-E-L Limited(5)
     II  Fluor Daniel (Japan) Inc.
     II  Fluor Daniel Latin America, Inc.
         III  Grupo Alvica USA LLC (17)
         III  Grupo Empresarial Alvica, S.A. .(17)
     II  Fluor Daniel (Malaysia) Sdn. Bhd.
     II  Fluor Daniel Mexico S.A.
         III  ICA-Fluor Daniel, S. de R.L. de C.V(10)
     II  Fluor Daniel Mining & Metals, Ltd.
         III  Ameco Chile S.A.(21)
         III Fluor Daniel Chile Ingenieria y Construccion S.A.(21) II Fluor Daniel New Zealand Limited
     II  Fluor Daniel (NPOSR), Inc.
     II  Fluor Daniel Overland Express, Inc.
     II  Fluor Daniel Overseas, Inc.
         III  PFD International LLC (5)
     II  Fluor Daniel P.R.C., Ltd.
     II  Fluor Daniel Pacific, Inc.
     II  Fluor Daniel Power B.V.
         III  Duke/Fluor Daniel B.V. (5)
     II  Fluor Daniel Properties Limited
     II  Fluor Daniel Pulp & Paper, Inc.
     II  Fluor Daniel Real Estate Services, Inc.
     II  Fluor Daniel, S.A.(27)
     II  Fluor Daniel Sales Corporation
     II  Fluor Daniel South America Limited
     II  Fluor Daniel South East Asia, Ltd.
     II  Fluor Daniel Technical Services, Inc.
     II  Fluor Daniel Telecommunications Corporation
     II  Fluor Daniel Thailand Holdings Corporation
     II  Fluor Daniel Thailand, Ltd.

     II  Fluor Daniel Venture Group, Inc.
         III  Fluor Daniel Asia, Inc.
              IV  Duke/Fluor Daniel International Services(22)
                  V  D/FD Foregin Sales Corporation(12)
                  V  Duke/Fluor Daniel International Services (Trinidad) Limited
              IV  PT Duke/Fluor Daniel(22)
              IV  P.T. Fluor Daniel Indonesia(18)
                  V  P.T. AMECO Sevicindo(18)
              IV  P.T. Nusantara Power Services(2)
         III  Micogen Inc.
         III  Micogen Limited I, Inc.
         III  Micogen Limited II, Inc.
         III  Soli-Flo LLC(12)
         III  Springfield Resource Recovery, Inc.
     II  Fluor Distribution Companies, Inc.
     II  Fluor Egypt
     II  Fluor Engineering Corporation
     II  Fluor Engineers, Inc.
     II  Fluor Federal Services, Inc.
     II  Fluor Federal Services, LLC
     II  Fluor Federal Services NWS, Inc.
     II  Fluor Fernald, Inc.
         III  Fluor Environmental Resources Management Services, Inc.
     II  Fluor Gulf Communications, Inc.
     II  Fluor Hanford Inc.
     II  Fluor Indonesia Inc.
         III  P.T. Panca Perintis Indonesia(6)
     II  Fluor Industrial Services Inc.
     II  Fluor International Limited (Bermuda)
     II  Fluor International Limited (UK)
     II  Fluor International, Inc.

     II  Fluor International Limited (UK)
         III  ASI  Advanced Solutions International BV(35)
              IV  ASI Consulting UK Limited
              IV  ASI International Services Ltd
              IV  ASI Scandanavia Avant(5)
              IV  Chemgineering Holding Company GmbH(7)
                  V  ASI GmbH
                  V  ASI Technologies Ltd.
                  V  Chemgineering AG
                  V  Chemgineering GmbH
                  V  Chemgineering Planung GmbH
                  V  SCInformatik AG
              IV  ODI Inc.(5)
              IV  TA Group Limited
                  V  Business Systems Mapping Limited
                  V  RTP Software Ltd.
                  V  TA Consultancy Services Ltd.
                  V  TA Group Trustees Ltd.
                  V  Team-Sel International Ltd.
                     VI  Spel Manpower Services Ltd.
                     VI  TA Engineering Services Ltd.
                     VI  TA Engineering Services (Tunisia) Ltd.
                     VI  Team-Sel Engineering Ltd.
                     VI  Team-Sel Technology Ltd.
                  V  Technical Audit Ltd.
         III  First Legal Recruitment Limited
              IV  First Accountancy Limited
              IV  First Recruitment Limited
         III  Fluor Daniel Caspian Services Limited
         III  Fluor Limited
         III  Fluor Ocean Services Limited
         III  K Home Engineering Limited(19)
         III  Mathos Services Limited
         III  TRS Management Resources PLC
              IV  Ambit Technology Limited
              IV  Antony Dunlop Associates Limited
                  V  David Chorley Associates Limited
                  V  Hotel Accounts Resources Limited
                  V  Times Group Limited
              IV  MRG Human Resources Limited
              IV  SAP Services Limited
              IV  Times Computer Services Limited
              IV  TRS Management Resources (Services) Ltd.
         III  TRS Staffing Solutions (U.K.) Limited
     II  Fluor Iran
     II  Fluor Italia S.r.l.
     II  Fluor Maintenance Services, Inc.
         III  Norfolk Maintenance Corporation

     II  Fluor Mideast Limited (Bermuda)
     II  Fluor Mideast Limited (California)  II  Fluor (Nigeria) Limited
     II  Fluor Nuclear Services, Inc.
     II  Fluor Plant Services International, Inc.
     II  Fluor Plant Services International, Ltd
         III  Fluor International Nigeria Limited
     II  Fluor Real Estate Services, Inc.
     II  Fluor Reinsurance Investments, Inc.
     II  Fluor Services International, Inc.
     II  Fluor Technical Services Limited
     II  Fluor Texas, Inc.
     II  Fluor US Services, Inc.
     II  Fluor Venezuela S.A.
     II  Fluor Vitrification Group, Inc.
     II  GlobEquip LLC (33)
     II  FRES, Inc.
     II  Indo-Mauritian Affiliates Limited
         III  Fluor Daniel India Private Limited
     II  Micogen Limited III, Inc.
     II  Middle East Fluor
     II  Nutmeg Valley Resources, Inc.
     II  Platte River Constructors, Ltd.(10)
     II  Power Maintenance Services, Inc.
         III  D/FD Bridgeport Operations, LLC(22)
         III  D/FD Cokenergy Operations, LLC(22)
         III D/FD Operating Services, LLC(22)
     II  St. Joe Carbon Fuels Corporation
     II  Signet Technology Inc.
     II  Soli-Flo LLC(12)
         III  Soli-Flo, Inc.
              IV  Soli-Flo Material Transfer, LP
              IV  Soli-Flo Partners, LP
     II  Stanhope Management Services Limited
     II  Strategic Organizational Systems Enterprises, Inc.
         III  Strategic Organizational Systems Construction Division, Inc.
         III  Strategic Organizational Systems Environmental Division, Inc.
         III  Strategic Organizational Systems Environmental Division, Inc.
         III Strategic Organizational Systems Environmental Engineering Division, Inc.
              IV  SOS International, Inc.
              IV Strategic Organizational Systems Environmental Engineering California Division
         III  Strategic Organizational Systems Southern California Division Inc.

     II  TDF, Inc.
         III  Barringford Ltd.
              IV  Bishopsford Engineering AG
              IV  Buckleford Corp. N.V.
              IV  Buckleshell Engineering Services Ltd.
              IV  Fluor Daniel SA (PTY) Ltd.
                  V  Rhus Investments (PTY) Ltd.
              IV  Fluor Daniel Engineers SA (PTY) Ltd.
                  V  Trans-Africa Projects Ltd. (5)
                  V  Trans-Africa Projects (Pty) Ltd. (5)
              IV  Northern Project Services Ltd.
              IV  Rama Engineering Services B.V.
                  V  Ramasa (PTY) Ltd.
              IV  TRS Staffing Solutions SA Ltd.
         III  Fluor Properties (PTY) Ltd.
     II  TradeMC Inc.(2)
     II  Venezco, Inc.
     II  Williams Brothers Engineering Company
         III  Fluor Daniel Argentina, Inc.
         III  Williams Brothers Engineering Limited
         III  Williams Brothers Engineering Pty Ltd
         III  Williams Brothers Process Services, Inc.
     II  Wireless Engineering Services Group, LLC(5)
     II  WODECO Nigeria Limited
     II  Zenith Coal Company, Inc.

I  TRS Staffing Solutions, Inc.

     II  Ambit Technology, Inc.
     II  Corico Office Professionals, Inc.
     II  TRS Contract Solutions, Inc.
     II  TRS International Group, Inc.
         III  TRS International Group, S. de. R.L. de C.V.
     II  TRS International Group Asia Pacific, Inc.
     II  TRS Management Resources, Inc.
     II  TRS International Payroll Co.

I  Fluor Holding Company LLC

     II  Compania Mineria San Jose Del Peru S.A.(5)
     II  Coral Drilling, C.A.
     II  Massey Coal Company Partnership Interest
     II  Mineral Resource Development Corporation
     II  Pinnacle Insurance Company, Inc.
     II  St. Joe Egypt Exploracion Corp.
     II  St. Joe ErzbergbauGesellschaft GmbH(31)
     II  St. Joe Exploracion Minera, Inc.
     II  St. Joe Luisito de Oro, Inc.
     II  St. Joe Minerals Corporation y Cia. (32)
         III  Coral Empreendimentos e Participocoes Ltd. (33)
              IV Mineracao Sao Felix Ltda. (33)
              IV Mineracao Alabastro Ltda. (33)
     II  Robil International Corporation
         III  Commercial de Minerios do Sol do Para Ltda. Comipa (5)

------------------
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary

(2)  40% ownership                     (19)  30% ownership
(3)  51% ownership                     (20)  99% ownership
(4)  49.5% ownership                   (21)  1% ownership
(5)  50% ownership                     (22)  49.9999% ownership
(6)  35% ownership                     (23)  75% ownership
(7)  45% ownership                     (24)  15% ownership
(8)  27.8% ownership                   (25)  38% ownership
(9)  55% ownership                     (26)  98.66% ownership
(10) 49% ownership                     (27)  96% ownership
(11) 19.99% ownership                  (28)  3.92% ownership
(12) 25% ownership                     (29)  .2% ownership
(13) 60% ownership                     (30)  99.8% ownership
(14) 10% ownership                     (31)  83.3% Ownership
(15) 90% ownership                     (32)  99.98% Ownership
(16) 70% ownership                     (33)  99.99% Ownership
(17) 80% ownership                     (34)  5% Ownership
(18) 20% ownership                     (35)  95% Ownership